                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            ....................................................................
       2)   Aggregate number of securities to which transaction applies:

            ....................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

            ....................................................................
       4)   Proposed maximum aggregate value of transaction:

            ....................................................................
       5)   Total fee paid:

            ....................................................................
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            ...................................................
       2)   Form, Schedule or Registration Statement No.:

            ...................................................
       3)   Filing Party:

            ...................................................
       4)   Date Filed:

            ...................................................

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                                 PROXY STATEMENT

            The enclosed proxy is solicited by Peter S. Balise and James M. Koller on behalf of the Board of Directors (the "Board") of The Publishing Company of North America, Inc. (the "Company") for use at the annual meeting of shareholders to be held on May 28, 1998 at 1:30 p.m. at the Company's corporate office located at 186 P.C.N.A. Parkway, Lake Helen, Florida, 32744. Such solicitation is being made by mail, and the Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. All expenses of this solicitation will be paid by the Company. Since proxies are being solicited by the Board, it may be deemed to have a conflict of interest in recommending how shareholders vote for the proposals. An inherent conflict of interest may arise from the Board recommending their own re-election. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the meeting.

            Only shareholders of record at the close of business on April 15, 1998 (the "Record Date") are entitled to notice of, and to vote at, the meeting. Each share of common stock outstanding on the record date is entitled to one vote on all proposals. Messrs. Peter Balise and D. Scott Plakon, the Company's President and former Executive Vice-President, respectively, as of the record date owned of record an aggregate of 1,760,200 shares of the Company's common stock, equal to 36.2% of the outstanding stock. As of the close of business on April 15, 1998, 4,863,100 shares of common stock of the Company were outstanding.

            All proposals require a vote of the majority of the shareholders present in person or by proxy except for the election of directors who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

            This proxy statement and the accompanying proxy are first being mailed to shareholders on or about May 8, 1998.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


            The following table sets forth the number of shares of the Company's voting stock beneficially owned as of April 15, 1998 by (i) those persons known to be by the Company owners of more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group:


-----------------------------------------------------------------------------------------------------
                                                                         Amount and
                                                                          Nature of
                                       Name and Address of                Beneficial      Percent of
              Class                    Beneficial Ownership               Ownership(1)      Class
-----------------------------------------------------------------------------------------------------
Common Stock                    Peter S. Balise                          1,113,725(2)         22.9%
and Vested                      The Publishing Company of
Options                            North America, Inc.
                                186 P.C.N.A. Parkway
                                Lake Helen, FL  32744-0280

Common Stock                    D. Scott and Suzanne Plakon                656,475(3)         13.5%
                                2532 Rivertree Circle
                                Sanford, FL  32771

Common Stock                    James M. Koller                             17,600(4)            *
and Vested                      The Publishing Company of
Options                            North America, Inc.
                                186 P.C.N.A. Parkway
                                Lake Helen, FL  32744-0280

Common Stock                    Matt Butler                                 78,000(5)          1.6%
and Vested                      731 N. 156th Avenue
Options                         Omaha, NE  68127

Common Stock                    Mark and Lee Golden                        312,000(6)          6.4%
                                1110 S.W. Ivanhoe Blvd., Unit 20
                                Orlando, FL  32804

Common Stock                    Michael S. Paul                            362,500(7)(8)       7.5%
                                College Directory Publishing,Inc.
                                1000 Conshohocken Road, 4th Floor
                                Conshohocken, PA 19428

Common Stock                    John S. Rafanello                          362,500(8)          7.5%
                                College Directory Publishing,Inc.
                                1000 Conshohocken Road, 4th Floor
                                Conshohocken, PA 19428

Common Stock                    Richard Silver                              77,500(9)(10)      1.6%
and Vested                      13160 Doubletree Circle
Options                         Wellington, FL  33414
-----------------------------------------------------------------------------------------------------
All directors and executive officers
of the Company as a group (six persons)                                  2,305,800            46.9%
                                                                    (2)(4)(5)(7)(9)(10)
     *  Less than 1% of class
-----------------------------------------------------------------------------------------------------

1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares underlying any options which vest within 60 days of the Record Date, I.E., April 15, 1998. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them.

2 Includes 10,000 shares of common stock underlying vested options. Does not include 40,000 shares of stock underlying unvested options granted pursuant to the Company's 1996 Stock Plan (the "Plan").

3 All shares are owned by Mr. and Mrs. Plakon as tenants by the entireties. Does not give effect to the private sale of 100,000 shares of common stock owned by Mr. and Mrs. Plakon subsequent to the Record Date. See Item 1. "Related Party Transactions".

4 Includes 7,400 shares of common stock underlying vested stock options. Does not include 19,600 shares underlying unvested options granted pursuant to the Plan.

5 Includes 10,000 shares of common stock underlying vested options and 3,000 shares of common stock granted pursuant to the Company's Plan.

6 Includes 212,000 shares owned jointly by Mr. and Mrs. Golden as tenants by the entireties and 100,000 shares of common stock owned individually by Mrs. Golden. Mr. Golden disclaims all beneficial ownership as to the 100,000 shares owned by his wife.

7 Owned by Mr. Paul as tenants by the entireties with his wife, Stephanie S. Paul.

8 See Item 1. "Related Party Transactions" concerning an agreement to sell these shares back to the Company.

9 Mr. Silver is serving on the Company's Board as the designee of the underwriter (the "Underwriter") of the Company's initial public offering (the "IPO"). Includes 19,500 shares of common stock underlying vested warrants exercisable at $6.60 per share issued to the Underwriter and transferred to Mr. Silver. Includes 5,000 shares of common stock underlying vested options and 3,000 shares of common stock granted pursuant to the Company's Plan. Includes 50,000 shares of common stock owned by Mr. Silver's mother. Mr. Silver disclaims beneficial ownership as to the shares owned by his mother.

10 Does not give effect to 50,000 shares of common stock acquired by Mr. Silver subsequent to the Record Date. See Item 1. "Related Party Transactions".

--------------------------------------------------------------------------------

                           BOARD OF DIRECTORS

            The business of the Company is managed under the direction of the Board. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written communications and discussions with management.

            The Company has not paid any cash compensation to any person for serving as a director. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of stock and non-qualified stock options pursuant to the Plan as described herein. Directors who are employees receive no compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

                      BOARD MEETINGS AND COMMITTEES

            The Board of the Company held four meetings during the fiscal year ended December 31, 1997. All directors attended the meeting of the Board in person or by telephone.

            The Company has established a compensation committee and an audit committee which are comprised of Messrs. Balise, Butler and Silver, and Messrs. Butler and Silver, respectively. During fiscal 1997 the compensation committee held two meetings and executed unanimous consents on two occasions. The audit committee held one meeting in 1997.

            The compensation committee administers the Company's Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, of the Company's officers and key employees.

            The audit committee reviews the engagement of the independent accountants and reviews the independence of its auditors. The audit committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal accounting controls.

                           CURRENT BOARD OF DIRECTORS

------------------ ----- -------------------------- ------- --------- --------
                               POSITION
      NAME          AGE      WITH COMPANY            SINCE     TERM    ENDING
------------------ ----- -------------------------- ------- --------- --------
PETER S. BALISE     39   CHAIRMAN OF THE BOARD,       1996   3 YEARS    1999
                         PRESIDENT AND SECRETARY
------------------ ----- -------------------------- ------- --------- --------
D. SCOTT PLAKON     39   DIRECTOR                     1996   3 YEARS    1999
------------------ ----- -------------------------- ------- --------- --------
MATT BUTLER         39   DIRECTOR                     1996   2 YEARS    1998
------------------ ----- -------------------------- ------- --------- --------
MICHAEL S. PAUL     31   DIRECTOR                     1998    3 YEAR    2000
------------------ ----- -------------------------- ------- --------- --------
RICHARD SILVER      45   DIRECTOR                     1997    3 YEAR    2000
------------------ ----- -------------------------- ------- --------- --------

ITEM 1.   ELECTION OF DIRECTORS

            One Class B director is to be elected at the annual meeting. The Company's Articles, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Initially, Class A directors serve a three-year term, Class B directors serve a two-year term and Class C directors serve a one-year term, with subsequent terms being three years for all classes. Messrs. Balise and Plakon are Class A directors, Mr. Butler is a Class B director, and Messrs. Paul and Silver are Class C directors currently elected to serve three-year terms. This year, as a Class B director only Mr. Butler is up for re-election. Accordingly, the Company's principal shareholders will vote concerning Mr. Butler's election. If elected, Mr. Butler will hold office for a three-year term until the annual meeting of shareholders held in 2001 and his successor is elected and qualified.

            The nominee for the Board is set forth below. The proxy holders intend to vote all proxies received by them for the nominee for director listed below unless instructed otherwise. In the event Mr. Butler is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. Mr. Butler is currently running in the Nebraska primary as a candidate for Lieutenant Governor. The primary is scheduled shortly after the Company's annual meeting. If nominated, Mr. Butler intends to resign as a director. The Class B director shall be elected by a plurality of the votes of the shares cast at the annual meeting.

                   NOMINEE FOR ELECTION TO BOARD OF DIRECTORS

         ----------------- ----- --------------- ------- -------------
                                  POSITION WITH
                NAME        AGE    THE COMPANY    SINCE    NEW TERM
         ----------------- ----- --------------- ------- -------------
            MATT BUTLER     39      DIRECTOR      1996      3 YEARS
         ----------------- ----- --------------- ------- -------------

            MATT BUTLER became a director of the Company in June 1996. From November 1992 to date, Mr. Butler has been the Chairman and Chief Executive Officer of Butler Holdings, Inc., the parent company of Hunt Transportation, Inc., Omaha, Nebraska, which is engaged in the transportation of agricultural and construction machinery and equipment throughout the United States. Previously, from 1988 to November 1992, Mr. Butler was Vice President of Butler Holdings, Inc.

            OTHER DIRECTORS

            PETER S. BALISE founded the Company and has been its President and Secretary since inception and was its Treasurer until March 1996. He was elected Chairman of the Board in March 1996 when the Company amended its articles of incorporation to eliminate shareholder management. From prior to 1991 to September 1993, Mr. Balise was President of the Company's predecessor. From September 1993 through March 15, 1994, Mr. Balise was an employee of the Company's predecessor.

            D. SCOTT PLAKON has been a director of the Company since March 1996. Prior to his resignation in April 1998, Mr. Plakon had been the Company's Executive Vice President since September 1994 and Treasurer since March 1996. From November 1990 through September 1994, Mr. Plakon was Branch Manager and Associate Vice President of Chatfield Dean & Co., Inc., a broker-dealer with its principal office located in Greenwood Village, Colorado.

            MICHAEL S. PAUL has been a director of the Company since January 1998. Since the Company acquired College Directory Publishing, Inc. ("CDP") in July 1997, Mr. Paul has been that subsidiary's chief executive officer. Prior to that time, Mr. Paul was the founder and chief executive officer of CDP's predecessor.

            RICHARD SILVER, ESQ. is currently a private investor. From March 1995 through May, 1997, Mr. Silver was a managing director of Laidlaw Equities, Inc., which was the Underwriter of the Company's IPO. From April 1994 through March 1995, Mr. Silver was Director of Closed End Funds with Prudential Securities, Inc. From June 1991 through June 1993, Mr. Silver was a principal with Cambridge Financial. Mr. Silver is admitted to practice law in the State of New York and previously was an associate with the national law firm of Weil, Gotchal & Manges in New York, New York specializing in taxation.

            NON-DIRECTOR EXECUTIVE OFFICER

            JAMES M. KOLLER has been the Company's Chief Financial Officer since January 1996. Prior to that time, from October 1990 through December 1995, Mr. Koller was Chief Financial Officer and Vice President of Kearney Systems, Inc., Orlando, Florida.

            EXECUTIVE COMPENSATION

            The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer and each executive officer and former executive officer who received compensation exceeding $100,000 for the fiscal years ended December 31, 1995, 1996 and 1997.

                                                SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                     ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------------------------------
                          (A)                         (B)         (C)                 (E)                 (I)
NAME AND PRINCIPAL                                                                OTHER ANNUAL           ALL OTHER
POSITION                                             YEAR       SALARY ($)    COMPENSATION ($)    COMPENSATION ($)
-----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICER
PETER S. BALISE,                                     1997      $   109,662(11)        $  2,609(12)    $      0
CHIEF EXECUTIVE OFFICER, PRESIDENT SECRETARY AND     1996      $   104,039            $  2,388(12)    $  3,677(13)
CHAIRMAN OF THE BOARD                                1995      $    74,000            $  1,905(12)    $174,399(14)
-----------------------------------------------------------------------------------------------------------------
FORMER EXECUTIVE OFFICER
D. SCOTT PLAKON,                                     1997      $   101,583(16)        $  5,162(12)    $      0
EXECUTIVE VICE PRESIDENT                             1996      $    83,577            $  4,781(12)    $  2,594(17)
AND TREASURER(15)                                    1995      $    61,263            $  2,050(12)    $116,266(18)
-----------------------------------------------------------------------------------------------------------------

11 Includes $7,629 paid pursuant to Mr. Balise's employment agreement for unused vacation time.

12   Consists of payment of health insurance premiums.

13 Consists of $1,040 paid by the Company as its matching contribution to Mr. Balise's 401(k) account and $2,637 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996. See "Related Party Transactions".

14   Consists of 1995 Subchapter S income distributed in 1996.

15 Mr. Plakon's resigned as an officer and employee of the Company in April 1998.

16 Includes $3,692 paid pursuant to Mr. Plakon's employment agreement for unused vacation time.

17 Consists of $836 paid by the Company as its matching contribution to Mr. Plakon's 401(k) account and $1,758 in interest paid on a promissory note for 1995 Subchapter S income which was paid in 1996.

18   Consists of 1995 Subchapter S income distributed in 1996.

     EXECUTIVE COMPENSATION AGREEMENTS

            In May 1996, the Company entered into three-year written employment agreements with Messrs. Peter S. Balise and D. Scott Plakon. The agreements provided for base annual salaries of $100,000 and $96,000, respectively, subject to annual cost of living increases. Their employment agreements provided for annual bonuses at the discretion of the Board. Mr. Balise also is entitled to use a Company automobile. Mr. Balise has voluntarily agreed to reduce his salary from approximately $100,000 to approximately $50,000 effective in May 1998. In exchange, the Company granted Mr. Balise 50,000 vested options exercisable at $5.50 per share which was substantially above fair market value. See "Related Party Transactions".

            Mr. Plakon resigned as an employee on April 17, 1998. In connection with his resignation, the Company and Mr. Plakon entered into an agreement terminating Mr. Plakon's employment agreement with the Company thereby eliminating the Company's liability to pay Mr. Plakon for the remaining 13 months (May 1999). Mr. Plakon agreed to perform consulting services for the Company on an "as needed" basis in exchange for the Company paying health insurance costs for Mr. Plakon and his dependents through May 1999. Additionally, the Company purchased 50,000 shares of the Company's common stock at $1.00 per share from Mr. Plakon. See "Related Party Transactions".

            Mr. James M. Koller, the Company's Chief Financial Officer, receives a salary of $70,000 per annum pursuant to an oral agreement. Each of the Company's executive officers also receive full reimbursement of health insurance premiums rather than the one-half which all other employees receive.

            In April 1996, the Company established a 401(k) Salary Reduction Plan covering substantially all employees with six months of service or more. Participants may contribute up to 15% of his or her annual compensation. The Company's matching contribution is determined annually by the Board. The Company's contribution for 1997 was approximately $8,000.

            The Company does not have any other formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above.

            1996 STOCK PLAN

            The Company has adopted (and the shareholders have approved) the Plan for employees, consultants and directors covering 500,000 shares of common stock. The Plan provides for the grant to employees of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of non-qualified stock options (collectively "Options"). The Plan also provides for the grant of restricted common stock.

            As of March 31, 1998, the Company had 396,600 outstanding Options exercisable from $1.88 to $6.25 per share including 50,000 Options held by Mr. Balise, the Company's Chief Executive Officer, 17,000 Options held by Mr. James
M. Koller, the Company's Chief Financial Officer, and 55,000 Options granted to former consultants. See "Related Party Transactions". Generally, options granted vest at the rate of one-fifth each December 31st, subject to continued employment' automatic grants to directors who are not employees or 10% shareholders, vest at the rate of one-third each December 31st subject to continued Board service. Once vested, Options may be forfeited under certain circumstances.

            The Plan is intended to comply with Section 16(b) of the Securities Exchange Act of 1934 and Rule 16b-3 promulgated thereunder and other applicable laws and is administered by the Board. The Board has the power to determine eligibility to receive Options, the terms of any Options including the exercise price, the number of shares subject to the Options, the vesting schedule and the term of any such Options. The exercise price of all Options granted under the Plan must be at least equal to the fair market value of the shares of common stock on the date of grant. With respect to any participant who owns common stock possessing more than 10% of the voting power of the Company's outstanding common stock, the exercise price of any ISO granted must equal at least 110% of the fair market value on the grant date and the maximum term of the ISO must not exceed five years. The terms of all other Options granted under the Plan may not exceed 10 years.

            The Plan provides for an automatic grant of 3,000 shares of common stock and 15,000 Options to any non-employee director who is not a 10% shareholder, both of which vest annually over a three-year term each December 31, provided that such person is still serving as a director on the vesting date. The sole consideration for the grant of the shares of common stock and Options consists of the service as a director. As provided for in the Plan, the exercise price of the Options is the closing price of the Company's common stock on the last business day prior to the grant of Options.

            The following table gives information as to all common stock and Options to purchase the Company's common stock which were granted to each outside director of the Company pursuant to the above automatic grant provisions of the Plan.

-------------------- -------------------- ---------------- -----------------
                     OUTSIDE DIRECTORS GRANTS OF STOCK AND
                     STOCK OPTIONS AS OF APRIL 15, 1998(19)
-------------------- -------------------- ---------------- -----------------
                                                            Average Option
                     Date of              Number of         Exercise Price
Name                 Grant                Options/Shares        Per Share
-------------------- -------------------- ---------------- -----------------
Matt Butler          June 18, 1996        15,000 / 3,000         $6.25
-------------------- -------------------- ---------------- -----------------
Richard Silver       May 28, 1997         15,000 / 3,000         $2.50
-------------------- -------------------- ---------------- -----------------

19    As of April 15, 1998 no options have been exercised.

            RELATED PARTY TRANSACTIONS

            Peter S. Balise has voluntarily agreed to reduce his salary by 50% beginning in May 1998, the start of the third year of his employment contract with the Company. In conjunction with that action, the Company granted Mr. Balise Options to purchase 50,000 shares of stock exercisable at $5.50 per share, substantially in excess of the requirement of 110% of fair market value.

            On April 14, 1998, the Company entered into a definitive agreement to sell CDP to an investment group including the two former shareholders and current management of CDP. The agreement provides for, among other things, the return of the 750,000 common shares of the Company issued by it when it acquired CDP. The transaction is expected to close by June 2, 1998, subject to certain contingencies.

            In late April 1998, the Company purchased 50,000 shares of common stock at $1.00 per share from D. Scott Plakon and his wife. Mr. Plakon is a director and was executive vice president of the Company. Also in late April 1998, Mr. Richard Silver purchased 50,000 shares of common stock from Mr. and Mrs. Plakon at $.75 per share.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). To the best of the Company's knowledge based solely on its review of copies of such forms received or filed by it, or written representations from certain reporting persons, all filings of Form 3, 4 and 5 required to be made with the SEC have been made.

ITEM 2.  APPOINTMENT OF AUDITORS

            Ernst & Young, LLP ("E&Y"), independent certified public accountants, currently acts as the independent auditors of the Company and has been selected by the Board to act as auditors for the fiscal year ended December 31, 1998, subject to shareholder approval. Unless directed to vote no, proxies being solicited will be voted in favor of the ratification of E&Y as independent auditors for the Company's fiscal year ended December 31, 1998. E&Y acted as auditors for the Company for the fiscal year ended December 31, 1997. A representative of E&Y will be present at the meeting to respond to questions.

            Ratification of the appointment of E&Y as the Company's independent auditors for fiscal 1998 will require the affirmative vote of at least a majority of the votes represented in person or by proxy at the annual meeting. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

ITEM 3.  OTHER MATTERS

            The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

            If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the Company will cancel the proxy.

            SHAREHOLDERS' PROPOSALS

            Any shareholder of the Company, who wishes to present a proposal to be considered at the 1999 annual meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting, must deliver such proposal in writing to the Company no later than December 31, 1998.

            The Company will furnish without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to James M. Koller at the Company offices located at 186 P.C.N.A Parkway, Lake Helen, Florida, 32744-0280.

                                    By the Order of the Board of Directors

                                    /s/  Peter S. Balise
                                    --------------------------------------
                                    Peter S. Balise, Secretary